UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

IRONWOOD GOLD CORP.
(Name of Registrant as Specified in Charter)

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(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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PRELIMINARY COPIES

IRONWOOD GOLD CORP.

c/o Morse & Morse, PLLC

1400 Old Country Road, Ste. 302

Westbury, NY 11590

 (250) 453-0033

INFORMATION STATEMENT

NOTICE OF STOCKHOLDER MAJORITY ACTION BY WRITTEN CONSENT

IN LIEU OF AN ACTUAL MEETING ON OR ABOUT JUNE 18, 2015

To the Holders of Common Stock of Ironwood Gold Corp.:

Notice is hereby given to all holders of Common Stock (“Voting Stock”) that the purpose of this Information Statement is to inform the holders of record, as of the close of business on May 18, 2015 (the “Record Date”), which shares of Common Stock represent the only class of outstanding capital stock that has the voting power of Ironwood Gold Corp., a Nevada corporation (the “Company”), that our Board of Directors on _________, 2015 approved and on or about June 18, 2015, Andrew McKinnon as the holder of approximately 65.5% of our Voting Stock, noting that each share of Common Stock has only one vote (the “Consenting Stockholder”), is expected to ratify, adopt and approve by written consent in lieu of an actual meeting (the “Written Consent”) the following matter (the “Proposal”):

(1)

To ratify, adopt and approve an amendment to the Company’s Article of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to increase the Company’s authorized 625,000 shares of Common Stock to 13,500,000 shares of Common Stock, $.001 par value per share, in order to attempt to raise equity financing of up to an estimated $3,000,000 (the “Proposal”).

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Only stockholders of record at the close of business on the Record Date are entitled to receipt of this Information Statement. No action is required by you. The Company Information Statement is furnished only to inform our stockholders of the action described above before it takes place in accordance with the Nevada Revised Statutes (“NRS”) and Rule 14c-2 of the Securities Exchange Act of 1934, as amended. This Information is first mailed to you on or about May 21, 2015. Please note that the number of votes to be received from the Consenting Stockholder is sufficient to satisfy the stockholder vote requirements for these actions under Nevada law and no additional votes will consequently be needed to approve the actions. We anticipate an effective date of the proposed action to be approximately June 18, 2015 or as soon thereafter as practicable in accordance with applicable law including the NRS. The accompanying Information Statement is for information purposes only and explains the actions to be taken by the Consenting Stockholder by Written Consent in lieu of an actual meeting. Please read the Company Information Statement carefully. Also, you may call our securities counsel, Morse & Morse, PLLC at (516) 487-1446 should you have any questions on the enclosed Information Statement.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors of Ironwood Gold Corp.

May 18, 2015	Andrew McKinnon, Chief Executive Officer

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THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

May 18, 2015

COPIES OF COMMUNICATIONS TO:

Ironwood Gold Corp.

c/o Morse & Morse, PLLC

1400 Old Country Road, Suite 302

Westbury, NY 11590

Morse & Morse, PLLC Phone: 516-487-1446

Morse & Morse, PLLC Fax: 516-487-1452

Ironwood Gold Corp. Phone: (250) 453-0033

ABOUT THIS INFORMATION STATEMENT

This Information Statement is being sent by first class mail to all record and beneficial owners of the Common Stock, $0.001 par value, of IRONWOOD GOLD CORP., a Nevada corporation, which we refer to herein as  "Company," "we," "our" or "us."The mailing date of this Information Statement is on or about May 21, 2015 to stockholders of record on May 18, 2015 (the “Record Date”).The Information Statement has been filed with the Securities and Exchange Commission (the "SEC") and is being furnished, pursuant to Section 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to notify our stockholders of actions we are taking pursuant to written consent (the “Written Consent”) of Andrew McKinnon (the “Consenting Stockholder”), the holder of 65.5% of the Voting Stock, representing more than a majority of our stockholders in lieu of an actual meeting of stockholders.

On the Record Date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 625,000 shares of Common Stock authorized, with 572,369 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock has only one vote. On the Record Date, we had no shares of Preferred Stock authorized.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On or about June 18, 2015, the Consenting Stockholder is expected to approve the following Proposal, which was recently approved by the Board of Directors.

(1)

To ratify, adopt and approve an amendment to the Company’s Article of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to increase the Company’s authorized 625,000 shares of Common Stock to 13,500,000 shares of Common Stock, $.001 par value per share, in order to attempt to raise equity financing of up to an estimated $3,000,000 (the “Proposal”).

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Under Section 14c-2 of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable.We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken.All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance.  In some cases, you can identify forward-looking statements by terminology such as "may," "will" "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue," or similar terms, variations of such terms or the negative of such terms.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein.  Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

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FREQUENTLY ASKED QUESTIONS AND ANSWERS

Q: What brought about the necessity for this Information Statement?

A:  The Company has 625,000 authorized shares of Common Stock with 572,369 common shares, $.001 par value, issued and outstanding. We intend to increase the authorized common shares to 13,500,000 by amendment to the Company’s Articles of Incorporation and a filing with the Secretary of State of the State of Nevada. The purpose of increasing the authorized common shares is solely to have available about 12.8 million common shares to be offering in a private placement to attempt to raise up to $3,000,000 for general working capital.

Q:  Why did I receive this Information Statement?

A:  Consenting Stockholder owning approximately 65.5% of our outstanding shares is expected to take action by written consent in lieu of a stockholders' meeting.Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q:  What action did the stockholders take?

A:  The Board of Directors recently approved and the Consenting Stockholder is expected to execute a written consent on or about June 18, 2015 approving the following Proposal:

(1)

To ratify, adopt and approve an amendment to the Company’s Article of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to increase the Company’s authorized 625,000 shares of Common Stock to 13,500,000 shares of Common Stock, $.001 par value per share, in order to attempt to raise equity financing of up to an estimated $3,000,000 (the “Proposal”).

Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q:  What action do I need to take as a stockholder?

A:  You are not required to take any action.The action approved by written consent can take effect after 20 days from the date of mailing this Information Statement.

Q:  Why aren’t we holding a meeting of stockholders?

A: Our board has already approved the Proposal and the Consenting Stockholder is expected to ratify, adopt and approve the Proposal. Under the NRS, this action may be approved by the written consent of a majority of the voting interests entitled to vote on such matters. Since the written consent of the Consenting Stockholder is assured, a meeting is not necessary and represents a substantial and avoidable expense.

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Q:  Am I entitled to appraisal rights?

A:  No. You are not entitled to appraisal rights in accordance with Nevada law in connection with the action taken by Written Consent.

Q:  Will I recognize a gain or loss for U.S. federal income tax purposes as a result of the Proposal?

A:  You should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Proposal.

Q:  Where can I find more information about the Company?

A:  We are required by law to file annual, quarterly and current reports and other information with the SEC that contain additional information about our company.We are currently delinquent on certain of our Exchange filings. You can inspect and copy filed materials at the public reference facilities of the SEC's Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q:  Who can help answer my questions?

A:  If you have questions about the Company after reading this Information Statement, please contact our attorneys, Morse & Morse, PLLC (Attn: Steven Morse, Esq.) at the address and phone no. specified herein.

Q: Is there anything else I should know about this Information Statement?

A: We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matter of action taken.

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INTRODUCTION

The Board of Directors of the Company is furnishing this Information Statement to stockholders on or about May 21, 2015.

This Information Statement is being furnished to the stockholders of the Company in connection with the Proposal that was recently approved by the Board of Director and is expected to be ratified by the Consenting Stockholder on June 18, 2015. The Proposal includes the following:

(1)

To ratify, adopt and approve an amendment to the Company’s Article of Incorporation and the filing of said amendment with the Secretary of State of the State of Nevada to increase the Company’s authorized 625,000 shares of Common Stock to 13,500,000 shares of Common Stock, $.001 par value per share, in order to attempt to raise equity financing of up to an estimated $3,000,000 (the “Proposal”).

The Company has authorized 625,000 shares of Common Stock.  There were outstanding on the Record Date 572,369 shares of Common Stock (the “Voting Stock”). The Proposal contained in the preceding paragraph is expected to be adopted by the written consent of the Consenting Stockholder on or about June 18, 2015 (the “Written Consent Effective Date”).  If the Proposal was not adopted by written consent, it would have been required to be considered by the Company’s stockholders at an annual or special stockholders’ meeting convened for the specific purpose of approving the Proposal.

The elimination of the need for an annual or special meeting of stockholders to approve the Proposal is made possible by NRS 78.320 of the Nevada Revised Statutes (the “Nevada Law”) which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.  In order to eliminate the costs and management time involved in holding an annual or special meeting and in order to effect the Proposal as early as possible in order to accomplish the purposes of the Company, as hereinafter described, the Board of Directors of the Company voted to utilize the written consent of the Consenting Stockholder.

The Company has provided to its stockholders of record this Information Statement pursuant to the Exchange Act. Following stockholder approval of the Proposal stated herein, the Company will notify its stockholders in its Form 8-K of the Written Consent Effective Date of the Proposal.  No additional action will be undertaken pursuant to such written consents, and no dissenters’ rights under Nevada Law are afforded to the Company’s stockholders as a result of the adoption of the Proposal.

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INFORMATION ON CONSENTING STOCKHOLDER

As of May 18, 2015, there were issued and outstanding 572,369 shares of our Common Stock, each share of which has one vote on each stockholder Proposal. Pursuant to Section 78.320 of the Nevada Revised Statutes, at least a majority of the voting equity of the Company, or at least 286,185 votes, are required to approve the one Proposal by written consent. The Consenting Stockholder, namely, Andrew McKinnon, holds in the aggregate 375,000 shares of Common Stock (and therefore having approximately 65.5% of the total voting power of all outstanding voting capital), is expected to vote in favor of all four Proposal satisfying the requirement under Section 78.320 of the Nevada Revised Statutes that at least a majority of the voting equity vote in favor of a corporate action by written consent.

The following table sets forth the name of the Consenting Stockholder, the number of shares of Common Stock held by the Consenting Stockholder, the total number of votes that the Consenting Stockholder is expected to vote in favor of the Proposal and the percentage of the issued and outstanding voting equity of the Company voted in favor thereof.

Name of Consenting Stockholder	Number of Shares of Common Stock held	Number of Votes held by such Stockholder	Number of Votes that Voted in favor of the Actions	Percentage of the Voting Equity that Voted in favor of the Action
Andrew McKinnon	375,000	375,000	375,000	65.5%
Total	375,000	375,000	375,000	65.5%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of May 18, 2015 for: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (ii) each of our named executive officers and directors; and (iii) all of our current named executive officers and directors as a group. Unless otherwise noted, we believe that each beneficial owner named in the table has sole voting and investment power with respect to the shares shown, subject to community property laws where applicable.

Name (1)	Number of Shares	Percentage of Shares (2)
Peter E Walcott	66,807	11.69%
Total 5% Owners as a group	66,897	11.69%
Keith P. Brill	-	-
Pamela Keck	-	-
Barry Laughren	-	-
Solomon Mayer	-	-
Andrew McKinnon	375,000	65.5%
All executive officers and directors as a group (six people)	375,000	65.5%

(1)	The address for each of the above noted individuals is c/o the Company at c/o Morse & Morse, PLLC, 1400 Old Country Road, Suite 302, Westbury, NY 11590.

(2)	The percentage ownership reflected in the table is based on 572,369 shares of Common Stock outstanding as of May 18, 2015.

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PROPOSAL NO. 1

PROPOSAL TO RATIFY, ADOPT AND APPROVE

 THE FILING OF AN AMENDMENT TO THE ARTICLES

OF INCORPORATION WITH THE SECRETARY OF THE STATE

OF NEVADA TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 13,500,000 SHARES

The Company's Board of Directors has approve and has asked its Consenting Stockholder to ratify, adopt and approve the filing of an amendment to the Articles of Incorporation with the Secretary of the State of Nevada to authorize an increase in the number of authorized shares of Common Stock, $.001 par value, from 625,000 shares to 13,500,000 shares.

Background

The Company previously had 250,000,000 shares of authorized Common Stock, $.001 par value. Pursuant to an agreement in which the Company acquired its operating subsidiary, it agreed to complete a 1-for-400 reverse stock split. On December 12, 2014, the Company effectuated a 1-for-400 reverse stock split of its authorized and outstanding shares, which reduced the authorized shares to 625,000 shares, $.001 par value and reduced the outstanding shares to 572,369 shares, $.001 par value.

The Company is currently delinquent with its reports under the Exchange Act of 1934, as amended, and requires financing for general operations and to get current under the Exchange Act. The purpose of this Information Statement is to increase the authorized number of shares of Common Stock to 13,500,000 shares to have sufficient number of authorized but unissued shares to attempt to complete a private offering of its shares and warrants to raise up to $3,000,000 for the purposes described above. It is not intended that any shares of Common Stock issued in excess of 625,000 shares will be issued for any other purpose. Once the Company has filed its Annual Report for the year ended August 31, 2014, it is the Company’s intention to hold a stockholder meeting or to mail an Information Statement regarding a Consent in Lieu of a Meeting to increase the authorized shares of Common Stock back to its original 250,000,000 shares to have sufficient authorized but unissued shares for all corporate purposes. As the March 2014 Exchange Agreement required 3.6 billion shares to be issued to Andrew McKinnon and while only 150 million shares have been issued to date, this latter increase in authorized shares to 250 million would enable the Company to then complete the terms of the Exchange Agreement as well as to have shares of Common Stock available for the conversion of outstanding notes and warrants which the Company currently does not have. At the present time, the Company is required to have _________ shares of Common Stock available for issuance upon conversion of outstanding notes and _________ shares of Common Stock available for issuance upon the exercise of outstanding warrants/options and 775,107 shares to be issued to Alpha Capital Anstalt our principal lender which previously converted promissory notes and warrants into these securities, which currently remain unissued.

For the reasons set forth above, the Company’s Board of Directors believes it to be advisable to amend Article III of the Company’s Articles of Incorporation to increase the authorized common shares from 625,000 shares, $.001 par value, to 13,500,000 shares, $.001 par value. Accordingly, the Board adopted a resolution proposing that an amendment (the “Amendment”) to Article III of the Articles of Incorporation be presented to the stockholders to take action by majority written consent of the Consenting Stockholder in lieu of an actual meeting for approval to effect this change in capital structure. See “Exhibit A.”

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ADDITIONAL INFORMATION

Effective Date of the Amendment

The Amendment to the Company’s Articles of Incorporation to effectuate Proposal No. 1 will become effective upon the filing of the amendment to the Company’s Articles of Incorporation with Secretary of State of the State of Nevada.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Action may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Lack of Dissenters’ Right of Appraisal

Under Nevada law and the Company’s Articles of Incorporation and bylaws, no stockholder has any right to dissent to the Proposal described herein and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to such Proposal.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Proposal.  The Consenting Stockholder of the Company intends to consent to the Proposal and the Consenting Stockholder owns 65.5% of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Proposal.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any additional Proposal in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer and director of the Company.

SEC REPORTS

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

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Householding of Proxy Materials

Some banks, brokers and other nominee record holders may employ the practice of “householding” proxy statements and annual reports.This means that only one copy of this Information Statement may have been sent to multiple stockholders residing at the same household.If you would like to obtain an additional copy of this Information Statement, please contact us at our transfer agent at Pacific Stock Transfer Company, 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119. If you want to receive separate copies of our information statements, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

Where You Can Find More Information

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the requirements thereof, file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).For further information about us, you may refer to the following reports filed with the SEC. The company is currently delinquent in filing all of its required reports under the Exchange Act of 1934. The Company intends to raise financing for operations and to file delinquent reports required to be filed under the Exchange Act.

Copies of these reports and other information can be obtained at the SEC’s public reference facilities at 100 F Street, N.E., Washington, DC 20549.Additionally, these filings may be viewed at the SEC’s website at http://www.sec.gov.

IRONWOOD GOLD CORP.

Dated: ____, 2015	By:	/s/ Andrew McKinnon, CEO

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Exhibit A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation:

Ironwood Gold Corp.

2.

The articles have been amended as follows: (provide article numbers, if available)

The amount of total authorized capital stock of the Corporation is Thirteen Million Five Hundred Thousand (13,500,000) shares of Common Stock, par value $0.001 per share.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: %

4.	Effective date and time of filing: (optional)	Date: ____________, 2015	Time: ________________
5.	Signature: (required)	(must not be later than 90 days after the certificate is filed)

X /s/ Andrew McKinnon, CEO

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 8-31-11

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Morse & Morse, PLLC

1400 Old Country Road, Suite 302

Westbury, New York 11590

Telephone: (516) 487-1446

Facsimile: (516) 487-1452

May 6, 2015

Securities & Exchange Commission

100 F Street N.E.

Washington, DC 20549-3561

Re:	Ironwood Gold Corp. File No. 000-53267

Gentlemen:

Pursuant to Regulation 14c-5(a), we have electronically filed a preliminary copy of the Information Statement for the above captioned corporation.  The approximate mailing date for the Information Statement will be May 21, 2015.

The Information Statement relates to a written consent to action to be taken in lieu of an actual Meeting with respect to an amendment to the Company’s Articles of Incorporation to increase the authorized Common Stock to 13,500,000 shares to have sufficient number of authorized but unissued shares to complete a private offering of its shares and warrants to raise up to $3,000,000 for general operations and to attempt to get current with its delinquent reports under the Exchange Act. It is not intended that the additional shares in excess of the present 625,000 shares authorized will be utilized for any other purpose. Once the form 10-K for August 31, 2014 is filed, this will be provided to investors along with a new Information Statement or Proxy Statement to attempt to increase the authorized shares back to 250,000,000 shares. This second Information Statement or Proxy Statement would be utilized to have sufficient shares available to complete the terms of the Exchange Agreement filed with the SEC on March 27, 2014.

Very truly yours, MORSE & MORSE, PLLC

	By	/s/ Steven Morse

SM:ag

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